Exhibit 99.1

FOR IMMEDIATE RELEASE

APPLETON ANNOUNCES CONSENT SOLICITATIONS FOR ITS SENIOR SECURED AND SECOND LIEN NOTES

(Appleton, WIS., June 27, 2012) Appleton Papers Inc. announced today that it is soliciting consents to amend each of the indentures governing its 10.50% Senior Secured Notes due 2015 (the “Senior Notes”) and 11.25% Second Lien Notes due 2015 (the “Second Lien Notes” and, together with the Senior Notes, the “Notes”) to permit, and give effect to, the transactions contemplated by the previously announced Equity Purchase Agreement dated as of May 16, 2012, as amended, by and among Appleton, Paperweight Development Corp. (“PDC”), Hicks Acquisition Company II, Inc. (“HACII”) and HH-HACII, L.P. and the Cross Purchase Agreement dated as of May 16, 2012 between PDC and HACII (collectively, the “Transaction”).

The consent solicitations will expire at 5:00 p.m., New York City time, on Tuesday, July 10, 2012, unless extended (the “Expiration Time”). Registered holders of the Notes on June 26, 2012 that validly consent to the proposed amendments at or prior to Expiration Time, will receive a consent payment, of $1.25 for each $1,000 principal amount of the Notes covered by such consent. Consents may be revoked prior to receipt of the Requisite Consents (as defined below).

The consent solicitations are subject to certain conditions, including the receipt of consents from the registered holders of at least a majority (the “Requisite Consents”) in aggregate principal amount of each of the Notes outstanding as of June 26, 2012. Appleton reserves the right to waive these conditions or to terminate or withdraw the consent solicitations at any time and for any reason.

This press release is neither an offer to sell nor the solicitation of an offer to buy any security. This announcement is also not a solicitation of consents to the proposed amendments to the respective indentures.

Questions regarding the consent solicitation may be directed to the Information and Tabulation Agent, which is i-Deal LLC, 512

Seventh Avenue, 31st Floor, New York, NY 10018; (888) 593-9546, or the Solicitation Agent, which is Jefferies & Company, Inc., The Metro Center, One Station Place, Three North, Stamford, CT 06902; (888) 708-5831.

About Appleton

Appleton creates product solutions though its development and use of coating formulations, coating applications and Encapsys® microencapsulation technology. The company produces thermal, carbonless and security papers and Encapsys products. Appleton, headquartered in Appleton, Wis., has manufacturing operations in Wisconsin, Ohio and Pennsylvania, employs approximately 1,700 people and has been 100 percent employee-owned since 2001. For more information, visit www.appletonideas.com. When the Transaction closes, Appleton will do business as Appvion. The new name combines the words “applied” and “innovation,” reflecting the company’s successful transformation from a paper company to a business focused on coating formulations and applications, and specialty chemicals.

Important Additional Information Regarding the Transaction will be Filed With the SEC

This communication may be deemed to be solicitation material in respect of the proposed transactions between HACII, PDC and Appleton. In connection with the Transaction, HACII has filed a preliminary proxy statement on Schedule 14A, which is available free of charge on the SEC’s web site, http://www.sec.gov. The information contained in the preliminary filing is not complete and may be changed. HACII plans to file and mail to stockholders a definitive proxy statement with respect to the proposed transactions. WE URGE INVESTORS TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE), AND OTHER MATERIALS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HACII AND THE TRANSACTION. Investors will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (when available) as well as other filed documents containing information about HACII on the SEC’s website at http://www.sec.gov. Free copies of HACII’s SEC filings are also available from HACII upon written request to Hicks Acquisition Company II, Inc., 100 Crescent Court, Suite 1200, Dallas, Texas 75201.

Participants in the Solicitation

PDC, Appleton and their respective directors and officers may be deemed participants in the solicitation of proxies to HACII’s stockholders with respect to the Transaction. A list of the names of those directors and officers and a description of their interests is contained in Appleton’s annual report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2012, the preliminary proxy statement regarding the Transaction, which was filed with the SEC on May 17, 2012, the revised preliminary proxy statement regarding the Transaction, which was filed with the SEC on June 21, 2012, and will also be contained in the definitive proxy statement regarding the Transaction when it becomes available. Investors may obtain additional information about the interests of the directors and officers of Appleton in the Transaction by reading the proxy statements and other materials to be filed with the SEC regarding the Transaction when such information becomes available.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, regarding the Transaction and Appleton’s plans, objectives, and intentions. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “poised”, “believes,” “predicts,” “potential,” “continue,” and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this report.

Forward-looking statements in this report include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this report. Such risk factors include, among others: uncertainties as to the timing of the transaction, approval of the transaction by HACII’s stockholders; the satisfaction of closing conditions to the transaction, including the receipt of any required regulatory approvals; costs related to the transaction; costs and potential liabilities of Appleton relating to environmental regulation and litigation (including Lower Fox River); potential failure of Appleton’s former parent to comply with its indemnification obligations; costs of compliance with environmental laws; Appleton’s substantial amount of indebtedness; the ability of Appleton to develop and introduce new and enhanced products, improve productivity and reduce operating costs; Appleton’s reliance on a relatively small number of customers and third parties suppliers; the cessation of papermaking and transition to base stock supplied under the long-term supply agreement with Domtar Corporation; the global credit market crisis and economic weakness; competitors in its various markets; volatility of raw materials costs; Appleton’s underfunded pension plans; future legislation or regulations intended to reform pension and other employee benefit plans; and the legal obligations of PDC, Appleton’s current owner, to repurchase common stock from employees and former employees, which may lead to a default under the agreements governing Appleton’s indebtedness or constrain Appleton’s ability to make investments. Actual results may differ materially from those contained in the forward-looking statements in this report. Appleton undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this report. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.